                                                                    Exhibit 10




                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                               MATERIAL CONTRACTS



     The following material contracts of Navistar Financial Retail Receivables Corporation are incorporated herein by reference:


10.1 Purchase Agreement dated as of August 3, 1994 between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.2 Pooling and Servicing Agreement dated as of August 3, 1994 among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-B Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.3 Trust Agreement dated as of August 3, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and The Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Owner Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.4 Indenture dated as of August 3, 1994 between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

        Purchase Agreement dated as of December 15, 1994 between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.6 Pooling and Servicing Agreement dated as of December 15, 1994 among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-C Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.7 Trust Agreement dated as of December 15, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and The Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Owner Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.8 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.9 Purchase Agreement dated as of May 25, 1995, between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1995-A Owner Trust.
        Filed on Registration No. 33-55865.

                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION


                               MATERIAL CONTRACTS



10.10 Pooling and Servicing Agreement dated as of May 25, 1995, among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1995-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.11 Trust Agreement dated as of May 25, 1995, between Navistar Financial Retail Receivables Corporation, as Seller, and The Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Owner Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

10.12 Indenture dated as of May 25, 1995, between Navistar Financial 1995-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

10.13 Purchase Agreement dated as of November 1, 1995, between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865

10.14 Pooling and Servicing Agreement dated as of November 1, 1995, among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1995-B Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.15 Trust Agreement dated as of November 1, 1995, between Navistar Financial Retail Receivables Corporation, as Seller, and The Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Owner Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.16 Indenture dated as of November 1, 1995, between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.17   Purchase  Agreement dated as of May 30, 1996, between Navistar Financial
        Corporation  and  Navistar   Financial   Receivables   Corporation,   as
        Purchaser, with respect to Navistar Financial 1996-A Owner Trust.
        Filed on Registration No. 33-55865.

10.18 Pooling and Servicing Agreement dated as of May 30, 1996, among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1996-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.19 Trust Agreement dated as of May 30, 1996, between Navistar Financial Retail Receivables Corporation, as Seller, and The Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Owner Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION


                               MATERIAL CONTRACTS



10.20 Indenture dated as of November 6, 1996, between Navistar Financial 1995-B Owner Trust and the Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

10.21 Purchase Agreement dated as of November 6, 1996, between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

10.22 Pooling and Servicing Agreement dated as of November 6, 1996, among the Corporation, as servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1996-B Owner Trust, as issuer. Filed on Registration No. 33-55865.

10.23 Trust Agreement dated as of November 6, 1996, between Navistar Financial Retail Receivables Corporation, as Seller, and The Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as Owner Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

10.24 Indenture dated as of November 6, 1996, between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

10.25 Purchase Agreement dated as of May 7, 1997, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1997-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.26   Pooling  and  Servicing  Agreement  dated as of May 7,  1997,  among the
        Corporation,   as  Servicer,   Navistar   Financial  Retail  Receivables
        Corporation, as Seller, and Navistar Financial 1997-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.27 Trust Agreement dated as of May 7, 1997, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on Registration No. 33-55865.

10.28 Indenture dated as of May 7, 1997, between Navistar Financial 1997-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on Registration No. 33-55865.

10.29 Purchase Agreement dated as of November 5, 1997, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1997-B Owner Trust, as Issuer.
        Filed on Registration No. 33-64249.

                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION


                               MATERIAL CONTRACTS



10.30   Pooling and Servicing  Agreement dated as of November 5, 1997, among the
        Corporation,   as  Servicer,   Navistar   Financial  Retail  Receivables
        Corporation, as Seller, and Navistar Financial 1997-B Owner Trust, as Issuer. Filed on Registration No. 33-64249.

10.31 Trust Agreement dated as of November 5, 1997, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware, as owner Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.

        Indenture dated as of November 5, 1997, between Navistar Financial 1997-B Owner Trust and the Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.

10.33 Purchase Agreement dated as of June 4, 1998, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1998-A Owner Trust, as Issuer. Filed on Registration No. 33-64249.

10.34 Pooling and Servicing Agreement dated as of June 4, 1998, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1998-A Owner Trust, as Issuer. Filed on Registration No. 33-64249.

10.35 Trust Agreement dated as of June 4, 1998, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1998-A Owner Trust. Filed on Registration No. 33-64249.

10.36 Indenture dated as of June 4, 1998, between Navistar Financial 1998-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1998-A Owner Trust. Filed on Registration No. 33-64249.